EXHIBIT 99.1

This Eighteenth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached, is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:

1.	James J. Kim

2.	James J. Kim, as Trustee

3.	Agnes C. Kim

4.	John T. Kim

5.	John T. Kim, as Trustee

6.	David D. Kim

7.	David D. Kim, as Trustee

8.	Susan Y. Kim

9.	Susan Y. Kim, as Trustee

10.	Liam E. Blaney

11.	John T. Kim Trust of December 31, 1987

12.	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

13.	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

14.	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

15.	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

16.	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

17.	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

18.	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

19.	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

20.	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

21.	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

22.	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

23.	The James and Agnes Kim Foundation, Inc.

24.	915 Investments, LP, for which John T. Kim is the sole general partner

25.	John T. Kim 2007 Children’s Trust UA dated 12/28/07

26.	Sujoda Investments, LP, for which Sujoda Management, LLC is the sole general partner

27.	Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dated 8/29/18

28.	John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

29.	Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

30.	Family Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

31.	Family Trust under the John T. Kim 2012 Irrevocable Trust Agreement dated 12/11/12

32.	Sujochil, LP, for which John T. Kim and Susan Y. Kim are the general partners

33.	Susan Y. Kim Family Trust under the Susan Y. Kim 2012 Irrevocable Trust Agreement dated 7/26/12

34.	James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19

35.	James J. Kim 2020-1 Qualified Annuity Trust U/A Dated 4/1/20

36.	Qualified Annuity Trust Under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dtd 04/01/20

37.	Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated 12/16/20

38.	Sujoda Management, LLC, for which Susan Y. Kim, John T. Kim and David D. Kim are the members

39.	Alexandra Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers

40.	Jacqueline Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers

41.	Dylan Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers

42.	James J. Kim 2021 Qualified Annuity Trust U/A Dated 12/15/2021

43.	Susins, LLC, for which John T. Kim and Liam E. Blaney are the members

44.	2023 Grantor Retained Annuity Trust of James J. Kim dtd. 4/26/2023

45.	2023 Grantor Retained Annuity Trust of Agnes C. Kim dtd. 4/26/2023

46.	2023 Grantor Retained Annuity Trust of Susan Y. Kim Dated 9/15/2023

47.	Kim Capital Partners – KCP, LLC, for which Susan Y. Kim and John T. Kim are the managers

48.	2024 Grantor Retained Annuity Trust of Susan Y. Kim dtd. 8/5/2024

49.	2024 Grantor Retained Annuity Trust of James J. Kim 8/5/2024

50.	2024 Grantor Retained Annuity Trust of Agnes C. Kim 8/5/2024

51.	John T. Kim 2024 GRAT #1 dtd. 08/09/2024

52.	John T. Kim 2024 GRAT #2 dtd. 08/09/2024

[Signature Page Follows]

Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.

/s/ Brian D. Short, Attorney-in-Fact
James J. Kim

/s/ Brian D. Short, Attorney-in-Fact
James J. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact
Agnes C. Kim

/s/ Brian D. Short, Attorney-in-Fact
John T. Kim

/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim

/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim

/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact
Liam E. Blaney

John T. Kim Trust of December 31, 1987

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

By:	/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

By:	/s/ Kenneth R. Hillier, as Attorney in Fact
David D. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Secretary

915 Investments, LP

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as general partner

John T. Kim 2007 Children’s Trust U/A dated 12/28/07

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Sujoda Investments, LP

By: Sujoda Management, LLC, its general partner

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Manager

Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dtd 8/29/18

By:	/s/ Brian D. Short, Attorney-in-Fact
James J. Kim, as Trustee

John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

By:	/s/ Brian D. Short, Attorney-in-Fact
James J. Kim, as Trustee

Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

Family Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Family Trust under the John T. Kim 2012 Irrevocable Trust Agreement dated 12/11/12

By:	/s/ Brian D. Short, Attorney-in-Fact
James J. Kim, as Trustee

Family Trust under the Susan Y. Kim 2012 Irrevocable Trust Agreement dated 7/26/12

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Sujochil, LP

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as General Partner

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as General Partner

James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

James J. Kim 2020-1 Qualified Annuity Trust U/A Dated 4/1/20

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Qualified Annuity Trust Under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dtd 04/01/20

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated 12/16/20

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Alexandra Investments, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Manager

Jacqueline Investments, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Manager

Dylan Investments, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Manager

Sujoda Management, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Manager

James J. Kim Qualified Annuity Trust U/A Dated 12/15/2021

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Trustee

Susins, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, Manager

2023 Grantor Retained Annuity Trust of James J. Kim dtd. 4/26/2023

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

2023 Grantor Retained Annuity Trust of Agnes C. Kim dtd. 4/26/2023

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

2023 Grantor Retained Annuity Trust of Susan Y. Kim Dated 9/15/2023

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

Kim Capital Partners – KCP, LLC

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, Manager

2024 Grantor Retained Annuity Trust of Susan Y. Kim dtd. 8/5/2024

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

2024 Grantor Retained Annuity Trust of James J. Kim dtd. 8/5/2024

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

2024 Grantor Retained Annuity Trust of Agnes C. Kim dtd. 8/5/2024

By:	/s/ Brian D. Short, Attorney-in-Fact
Susan Y. Kim, as Trustee

John T. Kim 2024 GRAT #1 dtd. 08/09/2024

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee

John T. Kim 2024 GRAT #2 dtd. 08/09/2024

By:	/s/ Brian D. Short, Attorney-in-Fact
John T. Kim, as Trustee